Supplement dated July 26, 2024
to the Prospectus and Summary Prospectus of the following funds
(each, a Fund, and collectively, the Funds):
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Variable Insurance Trust
Columbia Variable Portfolio (VP) - Long Government/Credit Bond Fund	5/1/2024
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio (VP) – Limited Duration Credit Fund	5/1/2024
Effective August 1, 2024 (the Effective Date), Shannon Rinehart will cease serving as a Portfolio Manager of the Funds. Therefore, on the Effective Date, all references to Ms. Rinehart are hereby removed from each Fund's Prospectus and Summary Prospectus.
Shareholders should retain this Supplement for future reference.
SUP7015-0002_(07/24)